Statements of Operations (USD $)	3 Months Ended	6 Months Ended
	Sep. 30, 2013	Sep. 30, 2013
Revenues
Revenues
Total Revenues
General & Administrative Expenses	1,249	1,749
Organization and related expenses		1,000
Total General & Administrative Expenses	1,249	2,749
Other Income		500
Net Loss	$ (1,249)	$ (2,249)
Basic loss per share	$ 0.00	$ 0.00
Weighted average number of common shares outstanding	10,000,000	10,000,000